Exhibit 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 10, 2005 on the financial statements of Quest Minerals and Mining Corp. for the year ended December 31, 2004.






                                          /s/ KEMPISTY & COMPANY, CPAs, P.C.
                                          ------------------------------------
                                          Kempisty & Company,
                                          Certified Public Accountant, P.C.
                                          New York, New York



Dated: August 30, 2005